8


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


Date of Report (date of earliest event reported): April 23, 1998 (March 2, 1998)


                          Commission File Number 1-6560




                          THE FAIRCHILD CORPORATION
             (Exact name of Registrant as specified in its charter)


     Delaware                                           34-0728587
    (State or other jurisdiction of     (I.R.S. Employer Identification No.)
     Incorporation or organization)


     45025 Aviation Drive, Suite 400
     Dulles, VA                                           20166
    (Address of principal executive offices)           (Zip Code)


   Registrant's telephone number, including area code          (703) 478-5800


                 Washington Dulles International Airport
                 300 West Service Road, PO Box 10803
                 Chantilly, VA
          (Former name or former address, if changed since last report)

AMENDMENT:

      The purpose of this amendment is to provide the financial information required under Item 7. "Financial Statements and Exhibits" as a result of the Company's acquisition of Edwards & Lock Management Corp., dba Special-T Fasteners, a California corporation ("Special-T") from the shareholders of
Special-T pursuant to an Agreement and Plan of Merger (the "Special-T Acquisition") dated as of January 28, 1998 as amended on February 20, 1998, and March 2, 1998.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS AQUIRED

     The audited financial statements of Special-T are being filed as an exhibit to this Form 8-K and are herein incorporated by reference.


(b)  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

      On March 2, 1998, the Company consummated the Special-T Acquisition. The Special-T Acquisition purchase price, subject to adjustment, was $46,500 of which $23,500 was paid in shares of Class A Common Stock of the Company and the remainder was paid in cash.

      The unaudited pro forma consolidated statement of earnings for the year ended June 30, 1997 and for the six months ended December 28, 1997 have been prepared to give effect to the Special-T Acquisition as if the Special-T Acquisition occurred on July 1, 1996 and July 1, 1997, respectively. The unaudited pro forma consolidated balance sheet as of December 28, 1997 has been prepared to give effect to the Special-T Acquisition as if it had occurred on such date.

       The unaudited pro forma consolidated financial statements are not necessarily indicative of the results that would have been obtained had the Special-T Acquisition been completed as of the dates presented or for any future period. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's Consolidated Financial Statements and notes thereto included in the Company's Form 10-K/A dated June 30, 1997 and Form 10-Q dated December 28, 1997.

                            THE FAIRCHILD CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                        FOR THE YEAR ENDED JUNE 30, 1997
                      (In thousands, except per share data)

                               Historical   Historical
                               Company      Special-T Adjustmenet  Pro Forma
                               as Restated    (1)       (2)      Company
 Sales                           $680,763   $ 52,921  $(30,796)  $702,888

 Costs and expenses:
     Cost of sales                499,419     33,511  (26,084)    506,846
     Selling, general &
administrative                    142,931     10,299              153,230
     Research and development         100                             100
     Amortization of goodwill       4,814                           4,814

                                  647,264     43,810  (26,084)    664,990

     Operating income              33,499      9,111   (4,712)     37,898

 Net interest expense             (47,681)        59   (2,025)    (49,647)
 Investment income, net             6,651                           6,651
 Equity in earnings of
affiliates                          4,598                           4,598
 Minority interest                 (3,514)                         (3,514)
 Nonrecurring income                2,528                           2,528
 Earnings before taxes             (3,919)      9,170   (6,737)    (1,486)
 Income tax provision (benefit)    (5,735)      3,631   (2,622)    (4,726)
 Earnings from continuing        $  1,816    $  5,539  $(4,115)   $ 3,240
operations

 Earnings per share from
continuing operations:
     Basic                         $0.11                           $0.18
     Diluted                        0.10                            0.18

 Weighted average shares
outstanding:
     Basic                        16,539                1,058     17,597
     Diluted                      17,321                1,058     18,379



                            THE FAIRCHILD CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                   FOR THE SIX MONTHS ENDED DECEMBER 28, 1997
                      (In thousands, except per share data)


                           Historical  Historical
                           Company     Special-T  Adjustments  Pro Forma
                           as Restated   (1)          (2)      Company
 Sales                      $402,978    $  31,025  $ (15,708)  $  418,295

 Costs and expenses:
     Cost of sales           299,827       19,680    (11,671)     307,836
     Selling, general &
  administrative              74,267        5,399           -      79,666
     Research and
development                       97            -           -          97
     Amortization of
goodwill                       2,606            -           -       2,606

                             376,797       25,079    (11,671)     390,205

     Operating income         26,181        5,946     (4,037)      28,090

 Net interest expense        (27,744)          76     (1,013)    (28,681)
 Investment income, net       (5,180)           -           -     (5,180)
 Equity in earnings of
affiliates                     2,121            -           -       2,121
 Minority interest            (1,875)           -           -      (1,875)
 Earnings (loss) before
taxes                         (6,497)        6,022     (5,050)     (5,525)
 Income tax provision
(benefit)                     (3,121)        2,445     (1,994)     (2,670)
 Earnings (loss) from        $(3,376)   $    3,577  $  (3,056)  $  (2,855)
continuing operations

        Loss per share from
     continuing operations:
     Basic                  $ (0.20)                           $   (0.16)
     Diluted                  (0.20)                               (0.16)

 Weighted average shares
outstanding:
     Basic                   16,864                 1,058         17,922
     Diluted                 16,864                 1,058         17,922

                            THE FAIRCHILD CORPORATION
      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETAS OF DECEMBER 28, 1997
                                 (In thousands)

                               Historical      Special-T
                                Company        Acquisition    Pro Forma
                              (as Restated)      (3)            Company
 Cash                          $   38,907    $(21,646)        $17,261
 Short-term investments             8,487            -          8,487
 Accounts receivable, less
allowance                         160,995        6,716        167,711
 Inventory                        361,966       18,465        380,431
 Prepaid and other current
assets                             81,037        1,561         82,598
     Total current assets         651,392        5,096        656,488

 Net fixed assets                 126,198        1,434        127,632
 Net assets held for sale          26,447            -         26,447
 Net LT assets of discontinued
operations                         12,069            -         12,069
 Investment in affiliates          21,829           50         21,879
 Goodwill                         160,150       21,503        181,653
 Deferred loan costs               11,742            -         11,742
 Prepaid pension assets            59,282            -         59,282
 Other assets                      53,627           41         53,668
      Total assets             $1,122,736    $  28,124     $1,150,860

 Bank notes payable & current  $   92,348    $     175     $   92,523
maturities of debt
 Accounts payable                  70,739        3,464         74,203
 Other accrued expenses            92,979          860         93,839
     Total current liabilities    256,066        4,499        260,565

 Long-term debt, less current
maturities                        371,610          125        371,735
 Other long-term liabilities       29,050            -         29,050
 Retiree health care
liabilities                        42,366            -         42,366
 Noncurrent income taxes           47,388            -         47,388
 Minority interest in
subsidiaries                       70,327            -         70,327
     Total liabilities            816,807        4,624        821,431
     Total stockholders'
equity                            305,929       23,500        329,429
 Total liabilities &           $1,122,736    $  28,124     $1,150,860
stockholders' equity

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS(In thousands)


(1)  Represents the results of operations of Special-T Fasteners.

(2) Includes (i) the elimination of sales and gross margin on products sold from the Company's aerospace fasteners segment to Special-T, and (ii) the estimated increase in interest expense relating to cash borrowed to complete the Special-T Acquisition.

(3) Represents the inclusion of the assets acquired and the liabilities assumed in the acquisition of Special-T Fasteners including cash of $24,395 used for the Special-T Acquisition and related acquisition expenses, recorded goodwill of $21,503, and the $23,500 increase to stockholders' equity from the issuance of Class A Common Stock.

                                    EXHIBITS

99.1 Agreement and plan of Merger dated January 28, 1998, as amended on February 20, 1998, and March 2, 1998, between the Company and the shareholders' of Special-T Fasteners (Incorporated by reference to Form 8-K dated as of March 2, 1998 filed by the Company on March 12, 1998).

99.2 Financial statements, related notes thereto and Auditors' Report of Edwards And Lock Management Corporation for the periods ended December 31, 1997 and March 31, 1997.

99.3 Financial statements, related notes thereto and Auditors' Report of Edwards And Lock Management Corporation for the years ended March 31, 1996, 1995 and 1994.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.



                         For THE FAIRCHILD CORPORATION
                         (Registrant) and as its Chief
                         Financial Officer:



                         By:  Colin M. Cohen
                              Senior Vice President and
                              Chief Financial Officer




Date:                    April 23, 1998